Acquisitions	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
ACQUISITIONS

10.	ACQUISITIONS
During the years ended December 31, 2015 and 2014 we made the following acquisitions in line with our strategy to invest in targeted acquisitions with a focus on earnings accretion, competitive position, and fit.
Gras Savoye
On December 29, 2015, the Company completed the transaction to acquire the remaining 70% of the outstanding share capital of Gras Savoye, the leading insurance broker in France, for total consideration of €544 million ($592 million) of which, $582 million was paid in cash. Additionally, the previously held equity interest in Gras Savoye was remeasured to a fair value of €221 million ($241 million) giving a total fair value on a 100% basis of €765 million ($833 million). The resulting remeasurement gain on the previously held equity interest was €54 million ($59 million) and has been recorded in Other income (expense), net, in the Consolidated Statement of Operations.
The union combines the Company’s global insurance broking footprint with Gras Savoye’s particularly strong presence in France, Central and Eastern Europe, and across Africa. Gras Savoye’s expertise in high-growth markets and industry sectors complements the Company’s global strengths, creating value for clients and carriers.
The Company funded the cash consideration with a one year term loan. The amount outstanding as of December 31, 2015 was $592 million and is included in the line item Short-term debt and current portion of long-term debt on the consolidated balance sheets.
Deferred consideration is payable on the first and second anniversary of the acquisition. The discounted fair value of the deferred consideration is $10 million. None of the goodwill recognized on the transaction is tax deductible.
The following table presents the Company’s preliminary allocation of the purchase price to the assets acquired and liabilities assumed based on their fair values:

December 29, 2015
(millions)
Cash and cash equivalents	$88
Fiduciary assets	625
Accounts receivable, net	95
Goodwill	573
Intangible assets	445
Other assets	55
Fiduciary liabilities	(625)
Deferred revenue and accrued expenses	(76)
Short and long-term debt	(80)
Net deferred tax liabilities	(89)
Other liabilities	(188)
Net assets acquired	823
Decrease in paid in capital for purchase of non controlling interest	50
Non controlling interest acquired	(40)
Preliminary purchase price allocation	833

The purchase price allocation as of the date of acquisition was based on a preliminary valuation and is subject to revision within the purchase price allocation period as more detailed analysis is completed and additional information about the value of assets acquired and liabilities assumed become available. Given the short time-frame between the acquisition date and balance sheet date, all aspects of the initial purchase price allocation may be subject to revision within the purchase price allocation period.
The acquired intangible assets are attributable to the following categories:

	Amortization basis	millions	Expected life (years)
Customer relationships	In line with underlying cashflows	$332	20
Software and other intangibles	Straight line basis	79	5
Trade name	Straight line basis	34	14
		$445

Supplemental Disclosure of Pro Forma Information

The following unaudited pro forma consolidated results of operations have been prepared as if the acquisition of Gras Savoye occurred at January 1, 2014:

	Years ended December 31,
	2015	2014
	(millions)
Revenues	$4,264	$4,308
Operating income	$459	$659
Income before income taxes and interest in earnings of associates	$362	$520
Net income attributable to Willis Towers Watson	$371	$339

Earnings per share - Basic	$5.46	$5.06
Earnings per share - Diluted	$5.38	$4.99

The unaudited pro forma financial information above reflects certain pro forma adjustments. Significant adjustments are as follows:

i.	Amortization of intangible assets is based on the fair value of intangibles determined on acquisition, assuming the transaction had closed on January 1, 2014 .

ii.	Interest costs on debt positions which were repaid on acquisition have been removed and replaced with an estimated incremental annual cost of borrowings taken to finance the acquisition.

iii.	Rent costs are adjusted to fair value at the acquisition date and adjustments made for existing lease commitments.

iv.	An estimated adjustment was made to the income tax expense reflective of other adjustments made.
The pro forma information is presented for informational purposes only and is not indicative of the results of operations that actually would have been consummated as of that time, nor is it intended to be indicative of future results.
Miller Insurance Services LLP
On May 31, 2015, the Company completed the transaction to acquire an 85 percent interest in Miller Insurance Services LLP and its subsidiaries (‘Miller’), a leading London wholesale specialist insurance broking firm, for total consideration of $401 million including cash consideration of $232 million.
Deferred consideration is payable at the end of the first, second and third anniversary of the acquisition. Contingent consideration is payable at the end of the third anniversary of the acquisition and is contingent on meeting EBITDA performance targets. The discounted fair value of the deferred and contingent consideration, based on best estimates, is $124 million and $29 million respectively.
As part of the transaction, selected broking activities were transferred between existing Willis Towers Watson businesses and Miller and vice-versa. The transaction combined businesses of both WTW and Miller creating a platform for future growth and added further strength and depth to the Company’s client proposition.
The Company recognized assets and liabilities acquired of $1,122 million and $844 million respectively. Included within the acquired assets are intangible assets of $231 million of which $217 million relates to client relationships with a weighted average useful economic life of 14 years and $14 million relates to trade names with a useful economic life of 15 years.
Goodwill of $184 million was recognized on the transaction and is not included in the assets acquired figure above. The amount of goodwill that was tax deductible was $22 million.
The purchase price allocation as of the date of acquisition was based on a preliminary valuation and is subject to revision as more detailed analysis is completed and additional information about the value of assets acquired, liabilities assumed, and contingent consideration become available.
Other acquisitions
On April 1, 2015, the Company acquired 100 percent of the share capital of Carsa Consultores, Agente de Seguros y de Fianzas de CV and its group companies (‘Carsa’), a leading insurance broker in Mexico. The Company paid initial cash consideration on closing and additional contingent consideration is payable after three years depending on future revenue achieved from the acquired businesses.
On May 31, 2015, the Company acquired the trade and assets of Evolution Benefits Consulting, Inc. (‘Evolution’), a human capital practice in Pennsylvania. The Company paid initial cash consideration on closing and additional contingent consideration is payable in three years and is contingent on the future revenue growth of the acquired business.
On August 7, 2015, the Company completed the transaction to acquire 100 percent interest in Elite Risk Services, Taiwan for cash consideration paid on closing.
On August 19, 2015, the Company completed the transaction to acquire 100 percent interest in CKA Risk Solutions, Australia. The Company paid initial cash consideration on closing. Further deferred consideration is payable at the end of the first, second and third anniversary of the acquisition. Contingent consideration is payable at the end of the third anniversary of the acquisition and is contingent on specified performance targets for revenue growth over the three years prior.
On October 1, 2015, the Company completed the transaction to acquire 100 percent interest in Sparsam, Sweden. The Company paid initial cash consideration on closing. Further contingent consideration is payable at the end of the third anniversary of the acquisition and is contingent on specified performance targets for revenue growth over the three years prior to October 2018.
On October 7, 2015, the Company completed the transaction to acquire 100 percent interest in PMI Group, UK (Private Medicine Intermediaries). Cash consideration was paid on closing. There is no deferred or contingent consideration.
On October 29, 2015 the Company completed the transaction to acquire the remaining percentage of Miller do Brasil, bringing its ownership to 100%. The Company paid initial cash consideration on closing and deferred consideration is due after 18 months.
In aggregate, total consideration for these other acquisitions was approximately $188 million representing:

•	initial cash and other consideration paid on closing of $163 million; and

•	discounted deferred and contingent consideration, based on best estimates, of $25 million.
In aggregate, the Company recognized assets and liabilities acquired of $115 million and $35 million, respectively. Included within the acquired assets are intangible assets relating to client relationships and other intangibles of $82 million with a weighted average useful economic life of 14 years.
Goodwill in aggregate of $108 million was recognized on these other transactions based on the preliminary purchase price allocations.

The aggregate costs incurred and recognized within other operating expenses relating to all acquisitions for the year ended December 31, 2015 and 2014 were $84 million (2014: $7 million).
The amount of revenue and earnings, for all the acquisitions discussed above, included in the Company’s consolidated income statement for the year ended December 31, 2015, was $99 million and $3 million respectively.
Supplemental pro forma results of operations have not been presented for Miller individually, or for all of the other acquisitions described above in aggregate, because the effects were not material to consolidated results of operations.
2014 acquisitions
On May 26, 2014, the Company acquired 100 percent of Charles Monat Limited and its subsidiaries, a life insurance solutions adviser to high net worth clients based in Hong Kong, for cash consideration of $59 million.
Additional consideration estimated at $29 million is payable in annual installments over the next 5 years, based on a multiple of EBITDA of the entities acquired, during the period from May 25, 2014 until September 2, 2019. This consideration was assessed to have a fair value of $12 million at the date of acquisition.
On acquisition the Company recognized acquired intangible assets of $35 million of which $27 million was in respect of client relationships, which are being amortized over an expected life of 11 years. The remaining $8 million of intangible assets relate to carrier relationships and trade names and are both being amortized over 5 years.
Goodwill of $31 million was recognized on the transaction.
On October 8, 2014, the Company acquired 75.8 percent of Max Matthiessen Holding AB and subsidiaries, a leading employee benefits adviser in Sweden, for cash consideration of $204 million. There is no deferred or contingent consideration.
On acquisition the Company recognized acquired intangible assets of $134 million of which $56 million was in relation to client relationships and $76 million was in relation to fund management contracts, which are being amortized over 12 years and 18 years respectively. The remaining $2 million of intangible assets relate to the Max Matthiessen trade name and is being amortized over 4 years.
Goodwill of $139 million was recognized on the transaction.